                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) AUGUST 20, 1998



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



             0-20609                             95-4033076
     (Commission File Number)        (I.R.S. Employer Identification No.)



                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)



                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     The Registrant announced the completion of the sale of assets relating to the business of its Aviant Information, Inc. subsidiary for $5.1 million on August 20, 1998 to Enterprise Consulting Group, Inc., which is unaffiliated with the Registrant. A copy of the Asset Purchase Agreement, dated August 20, 1998, is attached hereto as Exhibit 10.1. A copy of the press release dated August 20, 1998 is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------
     10.1           Asset Purchase Agreement, dated August 20, 1998, among
                    Whittaker Corporation, Aviant Information, Inc., Superior
                    Consultant Holdings Corporation and Enterprise Consulting
                    Group, Inc.

     99.1           Press Release, dated August 20, 1998.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WHITTAKER CORPORATION



                          By: /s/ Lynne M. O. Brickner
                              ---------------------------------------
                              Lynne M. O. Brickner
                                Vice President, Secretary and General Counsel




Dated:  August 25, 1998

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------
10.1           Asset Purchase Agreement, dated August 20, 1998, among
               Whittaker Corporation, Aviant Information, Inc., Superior
               Consultant Holdings Corporation and Enterprise Consulting
               Group, Inc.

99.1           Press Release, dated August 20, 1998.

                                       3